SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                August 2, 2000




                           AMB FINANCIAL CORP.
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             (Exact name of Registrant as specified in its charter)



    Delaware                0 - 23182               35-1905382
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 (State or other       (Commission File No.)       (IRS Employer
 jurisdiction of                                  Identification No.)
 incorporation)



 8230 Hohman Avenue, Munster, Indiana                    46321
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  (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code (219) 836-5870
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events
---------------------

     On August 16, 2000, AMB Financial Corp. ("AMB") issued the attached press release announcing the clarification of a cash dividend.


Item 7.  Financial Statements and Exhibits
------------------------------------------

         (a)      Exhibits

                  Exhibit 99 -   Press release dated August 2, 2000

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               AMB FINANCIAL CORP.



Date: August 16, 2000          By: /s/ Clement B. Knapp, Jr.
      ---------------             --------------------------------------
                                   Clement B. Knapp, Jr.
                                   President and Chief Executive Officer


Date: August 16, 2000         By: /s/ Daniel T. Poludniak
      ---------------             --------------------------------------
                                  Daniel T. Poludniak, Vice President,
                                  Treasurer and Chief Financial Officer